Supplement Dated July 10, 1997 to Prospectus
                           for Aetna Generation Series
                               Dated March 3, 1997

This Supplement should be read and retained with the Prospectus for Aetna Generation Series dated March 3, 1997.

1. The following replaces the table entitled "Select Class Annual Operating Expenses" located on page 6 of the prospectus for Aetna Generation Series--Adviser Class and page 5 of the prospectus for Aetna Generation Series--Select Class.


                                  SELECT CLASS
                            ANNUAL OPERATING EXPENSES
                  (as a percentage of average daily net assets)


                  Management/                                          Total Operating
                 Advisory Fee         Administrative      Other           Expenses
               (after fee waiver)          Fee           Expenses     (after fee waiver)1
               --------------------   ----------------   ----------   --------------------
Ascent              0.47%                0.25%           0.68%             1.40%
Crossroads          0.46%                0.25%           0.69%             1.40%
Legacy              0.47%                0.25%           0.68%             1.40%

1 From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses or waive some or all of the expenses specific to a particular Class. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.


The expenses shown above are based on the year ended October 31, 1996 and reflect the most current fee waiver arrangements. Fee waiver arrangements are in effect for each Series and limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Management/Advisory Fees for each Series would be 0.80% and Total Operating Expenses would be 1.73%, 1.74% and 1.73%, respectively, for Ascent, Crossroads and Legacy.

X.GENFUNDS-97

2. The following replaces the table entitled "Adviser Class Estimated Annual Operating Expenses" located on page 5 of the prospectus for Aetna Generation Series-Adviser Class and page 6 of the prospectus for Aetna Generation Series--Select Class.

                                  ADVISER CLASS
                       ESTIMATED ANNUAL OPERATING EXPENSES
                  (as a percentage of average daily net assets)


                                                                                Total
               Management/                                                     Operating
               Advisory Fee                        12b-1 Fee                   Expenses
               (after fee       Administrative     (after fee      Other       (after fee
                 waiver)             Fee            waiver)       Expenses     waiver)1
               --------------   ----------------   ------------   ----------   -----------
Ascent           0.47%             0.25%            0.25%         0.93%        1.90%
Crossroads       0.46%             0.25%            0.25%         0.94%        1.90%
Legacy           0.47%             0.25%            0.25%         0.93%        1.90%

1 Adviser Class shares became available on January 20, 1997. The only expenses specific to the Adviser Class shares are Shareholder Servicing and 12b-1 fees equal to 0.25% and 0.50%, respectively, of the average daily net assets of the Adviser Class. All other expenses are incurred by each series of the Fund and allocated daily to Select Class and Adviser Class of each series based on the net assets of each class.


From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series, to reimburse some or all of a particular Series' Other Expenses or waive some or all of the expenses specific to a particular Class. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

Expenses shown above are estimates based on actual expenses incurred by the Select Class of each Series for the year ended October 31, 1996 (increased by expenses specific to Adviser Class) and reflect the most current fee waiver arrangements. Fee waiver arrangements are in effect for each Series and limit the Total Operating Expenses to the amounts shown above. Without these arrangements Management/Advisory Fees, 12b-1 Fees and Total

Operating Expenses would be 0.80%, 0.50% and 2.48% for Ascent; 0.80%, 0.50% and 2.49% for Crossroads; and 0.80%, 0.50% and 2.48% for Legacy.

3. The following replaces the "Adviser Class Example" located on page 6 of the prospectus for Aetna Generation Series--Adviser Class and page 6 of the prospectus for Aetna Generation Series--Select Class.


                              Adviser Class Example

Using the percentage specified in the table of Adviser Class Estimated Annual Operating Expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:



                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
 Ascent
  Redemption at the end of      $29         $65        $103        $222
   each time period
  No Redemption                  19          60         103         222
 Crossroads
  Redemption at the end of       29          65         103         222
   each time period
  No Redemption                  19          60         103         222
 Legacy
  Redemption at the end of       29          65         103         222
   each time period
  No Redemption                  19          60         103         222

This example should not be considered an indication of prior or future expenses. Actual expenses may be greater or less than those shown. This example reflects, among other things, the application of the maximum Deferred Sales Charge imposed on Adviser Class shares.

4. The following replaces the "Select Class Example" located on page 7 of the prospectus for Aetna Generation Series--Adviser Class and page 5 of the prospectus for Aetna Generation Series--Select Class.


                              Select Class Example

Using the percentages specified in the table of Select Class Annual Operating Expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


               1 Year     3 Years     5 Years     10 Years
               --------   ---------   ---------   ---------
Ascent            $14        $44         $77        $168
Crossroads         14         44          77         168
Legacy             14         44          77         168

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.